J.P. MORGAN INCOME FUNDS

JPMorgan Trust I

JPMorgan Real Return Fund
JPMorgan Emerging Markets Debt Fund

JPMorgan Trust II

JPMorgan Limited Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Short Duration Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund

J.P. Morgan Mutual Fund Group

JPMorgan Short Term Bond Fund II

(Class A Shares)

Supplement dated October 30, 2009, to the
Prospectus dated July 1, 2009, as supplemented

CDSC Changes. Effective for purchases beginning November 1, 2009, a Financial Intermediary will no longer have the ability to eliminate a customer’s contingent deferred sales charge (CDSC) on purchases of Class A Shares of $1 million or more by waiving its commission. As a result, all shareholders, other than those for whom the Financial Intermediary has already waived its commission will be subject to the applicable CDSC if the customer sells his or her Class A Shares within the timeframes below. For purchases prior to November 1, 2009 where the Financial Intermediary has waived its commission, the shareholder will not be subject to a CDSC. The footnote marked with the double asterisk (**) under the table “Total Sales Charge for the Funds” in the section entitled “How to Do Business with the Funds — Sales Charges — Class A Shares” on page 88 of the Prospectus for the JPMorgan Short Duration Bond Fund, the JPMorgan Limited Duration Bond Fund, the JPMorgan Treasury & Agency Fund or the JPMorgan Short Term Bond Fund II is replaced with the following beginning November 1, 2009:

**  If you purchase $1 million or more of Class A Shares of the JPMorgan Short Duration Bond Fund, the JPMorgan Limited Duration Bond Fund, the JPMorgan Treasury & Agency Fund, or JPMorgan Short Term Bond Fund II and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

SUP-CLASSA-6-1109

“How to Do Business with the Funds — Sales Charges — Class A Shares” on page 89 of the Prospectus for the other J.P. Morgan Funds in this prospectus other than the JPMorgan Short Duration Bond Fund, the JPMorgan Limited Duration Bond Fund, the JPMorgan Treasury & Agency Fund or the JPMorgan Short Term Bond Fund II is replaced with the following beginning November 1, 2009:

**  If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Short Duration Bond Fund, the JPMorgan Ultra Short Duration Bond Fund, the JPMorgan Treasury & Agency Fund, the JPMorgan Mortgage-Backed Securities Fund, or the JPMorgan Short Term Bond Fund II) and were not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.75% of the purchase price if you redeem any or all of the Class A Shares of any of those Funds during the first 12 months after purchase or 0.35% if you redeem any or all of the Class A Shares of any of those Funds between 12 and 24 months after purchase. If you purchased $1 million or more of Class A Shares of the JPMorgan Mortgage-Backed Securities Fund, you will be charged the equivalent of 0.50% if you redeem any or all of Class A Shares of the JPMorgan Mortgage-Backed Securities Fund during the first 12 months after purchase. These charges apply to all your purchases, except for those purchases prior to 11/1/09 when the Distributor received notice before you invested that your Financial Intermediary was waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 0.75% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Also the following paragraph is added to the section entitled “Waiver of the Class A Sales Charge” in the section “How to Do Business with the Fund” as paragraph 13:

13.	Purchased in Individual Retirement Accounts (IRAs) established initially through an IRA rollover from a qualified retirement plan where J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan. In order for the waiver to apply, your IRA must be established with an investment from a qualified retirement plan (not another IRA), J.P. Morgan Institutional Investments Inc. must be the broker of record for the IRA and you must not utilize the services of another Financial Intermediary with respect to the IRA. In addition, the assets must be invested into the Fund’s IRA option with State Street Bank & Trust Company serving as custodian.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE